The Sentinel Funds
Class A, Class C, Class S and Class I

     Supplement dated April 22, 2014 to the Prospectus dated March 30, 2014, as supplemented to date

Sentinel International Equity Fund

Effective immediately, Andrew Boczek will assume sole portfolio management responsibilities for the Sentinel International Equity Fund (the “Fund”). Katherine Schapiro will no longer be involved in management of the Fund. Accordingly, the disclosure in the Prospectus relating to the management of the Fund is modified as stated below.

The section of the Prospectus titled “Fund Summaries – Sentinel International Equity Fund – Management – Portfolio Managers” is hereby modified to read in its entirety as follows:

Portfolio Manager. Andrew Boczek, portfolio manager with Sentinel, has been a portfolio manager of the Fund since September 1, 2012.

The section of the Prospectus titled “Management of the Funds – International Equity Fund” is hereby modified to read in its entirety as follows:

International Equity Fund

Andrew Boczek manages the International Equity Fund. Mr. Boczek has been associated with Sentinel since 2012, and has managed or co-managed the Fund since September 1, 2012. Prior to joining Sentinel, from 2006-2012, Mr. Boczek served as an analyst with Legend Capital Management, LLC. Prior to Legend Capital, Mr. Boczek served as an analyst on the International Value team at Artisan Partners LP from 2002 - 2006.